Exhibit 99.2

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
FOURTH QUARTER 2022
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2022
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on January 18, 2023. We have reclassified certain prior period amounts to be consistent with the current period presentation, which we believe is more meaningful to readers of our consolidated financial statements. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, including residential mortgage, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located coast-to-coast. PNC also has strategic international offices in four countries outside the U.S.

PRESENTATION OF NONINTEREST INCOME
Effective for the first quarter of 2022, PNC updated the presentation of its noninterest income categorization to be based on product and service type, and accordingly, has changed the basis of presentation of its noninterest income revenue streams to: (i) Asset management and brokerage, (ii) Capital markets related, (iii) Card and cash management, (iv) Lending and deposit services, (v) Residential and commercial mortgage and (vi) Other noninterest income. For a description of each updated noninterest income revenue stream, see our third quarter 2022 Form 10-Q. Additionally, in the fourth quarter of 2022, PNC updated the name of the noninterest income line item "capital markets related" to "capital markets and advisory." This update did not impact the components of the category. All periods presented herein reflect these changes.

ACQUISITION OF BBVA USA BANCSHARES, INC.
On June 1, 2021, PNC acquired BBVA USA Bancshares Inc. (BBVA), a U.S. financial holding company conducting its business operations primarily through its U.S. banking subsidiary, BBVA USA. PNC paid $11.5 billion in cash as consideration for the acquisition.

On October 8, 2021, BBVA USA merged into PNC Bank. On October 12, 2021, PNC converted approximately 2.6 million customers, 9,000 employees and over 600 branches across seven states. Our results of operations and balance sheets for all periods presented in this Financial Supplement reflect the benefit of BBVA’s acquired businesses for the period since the acquisition closed on June 1, 2021.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions, except per share data	2022	2022	2022	2022	2021	2022	2021
Interest Income
Loans	$3,860	$3,138	$2,504	$2,293	$2,414	$11,795	$9,007
Investment securities	836	715	631	544	484	2,726	1,834
Other	413	279	146	77	77	915	293
Total interest income	5,109	4,132	3,281	2,914	2,975	15,436	11,134
Interest Expense
Deposits	812	340	88	27	27	1,267	126
Borrowed funds	613	317	142	83	86	1,155	361
Total interest expense	1,425	657	230	110	113	2,422	487
Net interest income	3,684	3,475	3,051	2,804	2,862	13,014	10,647
Noninterest Income
Asset management and brokerage	345	357	365	377	385	1,444	1,438
Capital markets and advisory	336	299	409	252	460	1,296	1,577
Card and cash management	671	671	671	620	646	2,633	2,398
Lending and deposit services	296	287	282	269	273	1,134	1,102
Residential and commercial mortgage	184	143	161	159	209	647	850
Other (a)	247	317	177	211	292	952	1,199
Total noninterest income	2,079	2,074	2,065	1,888	2,265	8,106	8,564
Total revenue	5,763	5,549	5,116	4,692	5,127	21,120	19,211
Provision For (Recapture of) Credit Losses	408	241	36	(208)	(327)	477	(779)
Noninterest Expense
Personnel	1,943	1,805	1,779	1,717	2,038	7,244	7,141
Occupancy	247	241	246	258	260	992	940
Equipment	369	344	351	331	437	1,395	1,411
Marketing	106	93	95	61	97	355	319
Other	809	797	773	805	959	3,184	3,191
Total noninterest expense	3,474	3,280	3,244	3,172	3,791	13,170	13,002
Income before income taxes and noncontrolling interests	1,881	2,028	1,836	1,728	1,663	7,473	6,988
Income taxes	333	388	340	299	357	1,360	1,263
Net income	1,548	1,640	1,496	1,429	1,306	6,113	5,725
Less: Net income attributable to noncontrolling interests	20	16	15	21	13	72	51
Preferred stock dividends (b)	120	65	71	45	71	301	233
Preferred stock discount accretion and redemptions	1	1	1	2	2	5	5
Net income attributable to common shareholders	$1,407	$1,558	$1,409	$1,361	$1,220	$5,735	$5,436
Earnings Per Common Share
Basic	$3.47	$3.78	$3.39	$3.23	$2.87	$13.86	$12.71
Diluted	$3.47	$3.78	$3.39	$3.23	$2.86	$13.85	$12.70
Average Common Shares Outstanding
Basic	404	410	414	420	424	412	426
Diluted	404	410	414	420	424	412	426
Efficiency	60%	59%	63%	68%	74%	62%	68%
Noninterest income to total revenue	36%	37%	40%	40%	44%	38%	45%
Effective tax rate from continuing operations (c)	17.7%	19.1%	18.5%	17.3%	21.5%	18.2%	18.1%
(a)Includes net gains (losses) on sales of securities of $(3) million, less than $1 million, less than $(1) million, $(4) million and $14 million for the quarters ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively, and $(7) million and $64 million for the twelve months ended December 31, 2022 and December 31, 2021, respectively.
(b)Dividends are payable quarterly other than Series R and Series S preferred stock, which are payable semiannually.
(c)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2
Table 2: Consolidated Balance Sheet (Unaudited)

	December 31	September 30	June 30	March 31	December 31
In millions, except par value	2022	2022	2022	2022	2021
Assets
Cash and due from banks	$7,043	$6,548	$8,582	$7,572	$8,004
Interest-earning deposits with banks (a)	27,320	40,278	28,404	48,776	74,250
Loans held for sale (b)	1,010	1,126	1,191	1,506	2,231
Investment securities – available for sale	44,159	45,798	52,984	112,313	131,536
Investment securities – held to maturity	95,175	90,653	79,748	20,098	1,426
Loans (b)	326,025	315,400	310,800	294,457	288,372
Allowance for loan and lease losses	(4,741)	(4,581)	(4,462)	(4,558)	(4,868)
Net loans	321,284	310,819	306,338	289,899	283,504
Equity investments	8,437	8,130	8,441	7,798	8,180
Mortgage servicing rights	3,423	3,206	2,608	2,208	1,818
Goodwill	10,987	10,987	10,916	10,916	10,916
Other (b)	38,425	41,932	41,574	40,160	35,326
Total assets	$557,263	$559,477	$540,786	$541,246	$557,191
Liabilities
Deposits
Noninterest-bearing	$124,486	$138,423	$146,438	$150,798	$155,175
Interest-bearing	311,796	299,771	294,373	299,399	302,103
Total deposits	436,282	438,194	440,811	450,197	457,278
Borrowed funds
Federal Home Loan Bank borrowings	32,075	30,075	10,000
Senior debt	16,657	13,357	14,358	16,206	20,661
Subordinated debt	6,307	7,286	7,487	6,766	6,996
Other (b)	3,674	3,915	4,139	3,599	3,127
Total borrowed funds	58,713	54,633	35,984	26,571	30,784
Allowance for unfunded lending related commitments	694	682	681	639	662
Accrued expenses and other liabilities	15,762	19,245	15,622	14,623	12,741
Total liabilities	511,451	512,754	493,098	492,030	501,465
Equity
Preferred stock (c)
Common stock - $5 par value
Authorized 800 shares, issued 543 shares	2,714	2,714	2,714	2,713	2,713
Capital surplus	18,376	19,810	18,531	17,487	17,457
Retained earnings	53,572	52,777	51,841	51,058	50,228
Accumulated other comprehensive income (loss)	(10,172)	(10,486)	(8,358)	(5,731)	409
Common stock held in treasury at cost: 142, 139, 132, 128, and 123 shares	(18,716)	(18,127)	(17,076)	(16,346)	(15,112)
Total shareholders’ equity	45,774	46,688	47,652	49,181	55,695
Noncontrolling interests	38	35	36	35	31
Total equity	45,812	46,723	47,688	49,216	55,726
Total liabilities and equity	$557,263	$559,477	$540,786	$541,246	$557,191
(a)Amounts include balances held with the Federal Reserve Bank of $26.9 billion, $39.8 billion, $28.0 billion, $48.4 billion and $73.8 billion as of December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our 2022 Form 10-Qs included, and our 2022 Form 10-K will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (b)
	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions	2022	2022	2022	2022	2021	2022	2021
Assets
Interest-earning assets:
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	$31,818	$32,500	$37,285	$67,498	$64,521	$42,151	$57,325
Non-agency	714	748	902	1,007	974	842	1,100
Commercial mortgage-backed	3,377	3,489	4,362	5,229	5,538	4,107	6,093
Asset-backed	105	110	2,388	6,225	6,206	2,184	5,745
U.S. Treasury and government agencies	10,345	11,789	17,480	47,468	44,415	21,642	34,394
Other	3,370	3,506	4,200	4,876	4,741	3,982	4,852
Total securities available for sale	49,729	52,142	66,617	132,303	126,395	74,908	109,509
Securities held to maturity
Residential mortgage-backed	44,184	39,329	33,086	106		29,325
Commercial mortgage-backed	2,323	2,069	1,175			1,400
Asset-backed	6,995	6,571	4,119			4,446
U.S. Treasury and government agencies	36,441	34,279	28,167	919	812	25,074	805
Other	3,218	2,600	1,560	569	642	1,996	660
Total securities held to maturity	93,161	84,848	68,107	1,594	1,454	62,241	1,465
Total investment securities	142,890	136,990	134,724	133,897	127,849	137,149	110,974
Loans
Commercial and industrial	179,111	172,788	166,968	155,481	152,355	168,663	143,389
Commercial real estate	36,181	35,140	34,467	34,004	35,256	34,954	33,159
Equipment lease financing	6,275	6,202	6,200	6,099	6,183	6,196	6,286
Consumer	54,809	54,563	54,551	54,965	56,244	54,721	54,338
Residential real estate	45,499	44,333	42,604	40,152	38,872	43,165	31,524
Total loans	321,875	313,026	304,790	290,701	288,910	307,699	268,696
Interest-earning deposits with banks (c)	30,395	31,892	39,689	62,540	75,377	41,050	79,869
Other interest-earning assets	9,690	9,560	9,935	9,417	9,113	9,651	8,539
Total interest-earning assets	504,850	491,468	489,138	496,555	501,249	495,549	468,078
Noninterest-earning assets	52,356	55,629	57,740	53,541	58,123	55,103	55,088
Total assets	$557,206	$547,097	$546,878	$550,096	$559,372	$550,652	$523,166
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$63,944	$60,934	$58,019	$62,596	$65,214	$61,376	$68,124
Demand	122,501	120,358	119,636	112,372	108,345	118,749	101,471
Savings	102,020	106,761	109,063	108,532	104,644	106,577	91,194
Time deposits	12,982	10,020	10,378	16,043	18,029	12,340	18,439
Total interest-bearing deposits	301,447	298,073	297,096	299,543	296,232	299,042	279,228
Borrowed funds
Federal Home Loan Bank borrowings	30,640	16,708	6,978			13,674	661
Senior debt	16,312	14,597	16,172	18,015	21,581	16,265	22,390
Subordinated debt	6,933	7,614	6,998	6,773	6,779	7,081	6,432
Other	5,346	5,342	5,508	5,524	5,987	5,430	5,025
Total borrowed funds	59,231	44,261	35,656	30,312	34,347	42,450	34,508
Total interest-bearing liabilities	360,678	342,334	332,752	329,855	330,579	341,492	313,736
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	133,461	141,167	149,432	153,726	156,549	144,382	139,683
Accrued expenses and other liabilities	17,461	15,699	17,116	14,058	16,818	16,414	15,299
Equity	45,606	47,897	47,578	52,457	55,426	48,364	54,448
Total liabilities and equity	$557,206	$547,097	$546,878	$550,096	$559,372	$550,652	$523,166
(a)Calculated using average daily balances.
(b)Nonaccrual loans are included in loans, net of unearned income. The impact of financial derivatives used in interest rate risk management is included in the interest income/expense and average yields/rates of the related assets and liabilities. Basis adjustments related to hedged items are included in noninterest-earning assets and noninterest-bearing liabilities. Average balances of securities are based on amortized historical cost (excluding adjustments to fair value, which are included in other assets). Average balances for certain loans and borrowed funds accounted for at fair value are included in noninterest-earning assets and noninterest-bearing liabilities, with changes in fair value recorded in Noninterest income.
(c)Amounts include average balances held with the Federal Reserve Bank of Cleveland of $30.0 billion, $31.5 billion, $39.3 billion, $62.3 billion and $75.1 billion for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, and $40.7 billion and $79.6 billion for the twelve months ended December 31, 2022 and December 31, 2021, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
	2022	2022	2022	2022	2021	2022	2021
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	2.54%	2.36%	2.17%	1.73%	1.47%	2.11%	1.54%
Non-agency	7.85%	7.62%	7.56%	7.53%	7.36%	7.60%	7.64%
Commercial mortgage-backed	2.75%	2.70%	2.45%	2.36%	2.37%	2.53%	2.45%
Asset-backed	11.98%	6.31%	1.84%	1.35%	1.48%	1.69%	1.72%
U.S. Treasury and government agencies	1.96%	1.73%	1.60%	1.18%	1.17%	1.45%	1.30%
Other	2.39%	2.47%	2.59%	2.73%	2.77%	2.56%	2.97%
Total securities available for sale	2.52%	2.33%	2.13%	1.62%	1.50%	2.02%	1.65%
Securities held to maturity
Residential mortgage-backed	2.60%	2.30%	1.98%			2.31%
Commercial mortgage-backed	4.57%	3.50%	2.30%			3.64%
Asset-backed	3.44%	2.58%	1.92%			2.74%
U.S. Treasury and government agencies	1.30%	1.19%	1.05%	2.61%	2.89%	1.20%	2.86%
Other	4.47%	4.10%	4.21%	4.17%	4.20%	4.31%	4.09%
Total securities held to maturity	2.27%	1.96%	1.65%	2.99%	3.47%	1.99%	3.41%
Total investment securities	2.36%	2.10%	1.89%	1.64%	1.52%	2.00%	1.67%
Loans
Commercial and industrial	4.70%	3.69%	2.90%	2.75%	2.90%	3.60%	2.92%
Commercial real estate	5.28%	4.27%	3.15%	2.79%	2.86%	3.97%	2.99%
Equipment lease financing	4.18%	3.85%	3.62%	3.74%	3.81%	3.84%	3.82%
Consumer	5.88%	5.32%	4.68%	4.69%	4.71%	5.14%	4.79%
Residential real estate	3.28%	3.21%	3.11%	3.10%	3.26%	3.16%	3.32%
Total loans	4.75%	3.98%	3.29%	3.19%	3.32%	3.86%	3.37%
Interest-earning deposits with banks	3.76%	2.32%	0.79%	0.19%	0.15%	1.41%	0.13%
Other interest-earning assets	5.20%	3.94%	2.76%	2.07%	2.14%	3.50%	2.23%
Total yield on interest-earning assets	4.02%	3.35%	2.69%	2.37%	2.36%	3.14%	2.39%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	1.75%	0.85%	0.19%	0.03%	0.02%	0.72%	0.03%
Demand	1.14%	0.59%	0.15%	0.02%	0.02%	0.49%	0.03%
Savings	0.50%	0.09%	0.04%	0.04%	0.04%	0.17%	0.05%
Time deposits	1.45%	0.26%	0.18%	0.13%	0.11%	0.52%	0.18%
Total interest-bearing deposits	1.07%	0.45%	0.12%	0.04%	0.04%	0.42%	0.05%
Borrowed funds
Federal Home Loan Bank borrowings	3.92%	2.60%	1.24%			3.22%	0.45%
Senior debt	4.30%	2.96%	1.61%	1.02%	0.94%	2.47%	1.00%
Subordinated debt	4.79%	3.43%	1.94%	1.40%	1.28%	2.91%	1.34%
Other	3.24%	2.20%	1.46%	0.97%	0.79%	1.99%	0.96%
Total borrowed funds	4.07%	2.81%	1.58%	1.10%	0.98%	2.72%	1.05%
Total rate on interest-bearing liabilities	1.55%	0.75%	0.27%	0.13%	0.13%	0.71%	0.16%
Interest rate spread	2.47%	2.60%	2.42%	2.24%	2.23%	2.43%	2.23%
Benefit from use of noninterest-bearing sources (b)	0.45%	0.22%	0.08%	0.04%	0.04%	0.22%	0.06%
Net interest margin	2.92%	2.82%	2.50%	2.28%	2.27%	2.65%	2.29%
(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021 were $36 million, $29 million, $25 million, $22 million and $22 million, respectively. The taxable-equivalent adjustments to net interest income for the twelve months ended December 31, 2022 and December 31, 2021 were $112 million and $74 million, respectively.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5
Table 5: Details of Loans (Unaudited)

	December 31	September 30	June 30	March 31	December 31
In millions	2022	2022	2022	2022	2021
Commercial
Commercial and industrial
Manufacturing	$30,845	$28,629	$27,179	$25,035	$22,597
Retail/wholesale trade	29,176	27,532	26,475	25,027	22,803
Service providers	23,548	22,043	21,184	20,584	20,750
Financial services	21,320	21,590	19,594	17,674	17,950
Real estate related (a)	17,780	17,513	16,179	15,459	15,123
Technology, media & telecommunications	11,845	11,366	16,249	10,684	10,070
Health care	10,649	10,420	10,153	9,810	9,944
Transportation and warehousing	7,858	7,977	7,604	7,209	7,136
Other industries	29,198	26,743	27,214	26,392	26,560
Total commercial and industrial	182,219	173,813	171,831	157,874	152,933
Commercial real estate	36,316	35,592	34,452	34,171	34,015
Equipment lease financing	6,514	6,192	6,240	6,216	6,130
Total commercial	225,049	215,597	212,523	198,261	193,078
Consumer
Residential real estate	45,889	45,057	43,717	41,566	39,712
Home equity	25,983	25,367	24,693	24,185	24,061
Automobile	14,836	15,025	15,323	16,001	16,635
Credit card	7,069	6,774	6,650	6,464	6,626
Education	2,173	2,287	2,332	2,441	2,533
Other consumer	5,026	5,293	5,562	5,539	5,727
Total consumer	100,976	99,803	98,277	96,196	95,294
Total loans	$326,025	$315,400	$310,800	$294,457	$288,372
(a)Represents loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Allowance for Credit Losses (Unaudited)

Table 6: Change in Allowance for Loan and Lease Losses

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions	2022	2022	2022	2022	2021	2022	2021
Allowance for loan and lease losses
Beginning balance	$4,581	$4,462	$4,558	$4,868	$5,355	$4,868	$5,361
Acquisition PCD reserves							1,056
Gross charge-offs:
Commercial and industrial	(121)	(65)	(30)	(41)	(35)	(257)	(385)
Commercial real estate	(22)	(7)	(5)	(10)	(2)	(44)	(36)
Equipment lease financing	(2)	(1)	(2)	(1)	(4)	(6)	(13)
Residential real estate	(2)	(2)		(7)	(4)	(11)	(15)
Home equity	(6)	(3)	(2)	(4)	(4)	(15)	(20)
Automobile	(34)	(32)	(34)	(52)	(49)	(152)	(169)
Credit card	(62)	(59)	(67)	(68)	(60)	(256)	(256)
Education	(4)	(4)	(4)	(4)	(4)	(16)	(15)
Other consumer	(64)	(49)	(51)	(64)	(62)	(228)	(192)
Total gross charge-offs	(317)	(222)	(195)	(251)	(224)	(985)	(1,101)
Recoveries:
Commercial and industrial	33	23	15	30	20	101	88
Commercial real estate	2	1	1	1	2	5	7
Equipment lease financing	1	1	3	3	3	8	11
Residential real estate	2	4	6	5	8	17	28
Home equity	13	19	18	21	23	71	86
Automobile	24	30	39	31	26	124	143
Credit card	8	12	19	12	10	51	46
Education	1	1	2	1	2	5	8
Other consumer	9	12	9	10	6	40	27
Total recoveries	93	103	112	114	100	422	444
Net (charge-offs) / recoveries:
Commercial and industrial	(88)	(42)	(15)	(11)	(15)	(156)	(297)
Commercial real estate	(20)	(6)	(4)	(9)		(39)	(29)
Equipment lease financing	(1)		1	2	(1)	2	(2)
Residential real estate		2	6	(2)	4	6	13
Home equity	7	16	16	17	19	56	66
Automobile	(10)	(2)	5	(21)	(23)	(28)	(26)
Credit card	(54)	(47)	(48)	(56)	(50)	(205)	(210)
Education	(3)	(3)	(2)	(3)	(2)	(11)	(7)
Other consumer	(55)	(37)	(42)	(54)	(56)	(188)	(165)
Total net (charge-offs) (a)	(224)	(119)	(83)	(137)	(124)	(563)	(657)
Provision for (recapture of) credit losses (b)	380	241	(10)	(172)	(362)	439	(887)
Other	4	(3)	(3)	(1)	(1)	(3)	(5)
Ending balance	$4,741	$4,581	$4,462	$4,558	$4,868	$4,741	$4,868
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(109)	$(48)	$(18)	$(18)	$(16)	$(193)	$(328)
Consumer net charge-offs	(115)	(71)	(65)	(119)	(108)	(370)	(329)
Total net charge-offs (a)	$(224)	$(119)	$(83)	$(137)	$(124)	$(563)	$(657)
Net charge-offs to average loans (c)	0.28%	0.15%	0.11%	0.19%	0.17%	0.18%	0.24%
Commercial	0.20%	0.09%	0.03%	0.04%	0.03%	0.09%	0.18%
Consumer	0.45%	0.28%	0.27%	0.51%	0.45%	0.38%	0.38%
(a)Amounts for the year ended December 31, 2021 included charge-offs attributable to BBVA, primarily related to commercial and industrial loans, which were largely the result of required purchase accounting treatment for the BBVA acquisition on June 1, 2021.
(b)See Table 7 for the components of the Provision for (recapture of) credit losses being reported on the Consolidated Income Statement.
(c)Three month period percentages are annualized.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited) (Continued)

Table 7: Components of the Provision for (Recapture of) Credit Losses

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31		December 31
In millions	2022	2022	2022	2022	2021	2022		2021 (a)
Provision for (recapture of) credit losses
Loans and leases	$380	$241	$(10)	$(172)	$(362)	$439		$(887)
Unfunded lending related commitments	12	1	42	(23)	16	32		32
Investment securities	10	3	3	1		17	17	51
Other financial assets	6	(4)	1	(14)	19	(11)		25
Total provision for (recapture of) credit losses	$408	$241	$36	$(208)	$(327)	$477		$(779)
(a)     Amounts include $1.0 billion of provision for credit losses that was recorded as part of the BBVA acquisition on June 1, 2021.

Table 8: Allowance for Credit Losses by Loan Class (a)

	December 31, 2022			September 30, 2022			December 31, 2021
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$1,957	$182,219	1.07%	$1,974	$173,813	1.14%	$1,879	$152,933	1.23%
Commercial real estate	1,047	36,316	2.88%	994	35,592	2.79%	1,216	34,015	3.57%
Equipment lease financing	110	6,514	1.69%	93	6,192	1.50%	90	6,130	1.47%
Total commercial	3,114	225,049	1.38%	3,061	215,597	1.42%	3,185	193,078	1.65%
Consumer
Residential real estate	92	45,889	0.20%	50	45,057	0.11%	21	39,712	0.05%
Home equity	274	25,983	1.05%	215	25,367	0.85%	149	24,061	0.62%
Automobile	226	14,836	1.52%	214	15,025	1.42%	372	16,635	2.24%
Credit card	748	7,069	10.58%	732	6,774	10.81%	712	6,626	10.75%
Education	63	2,173	2.90%	64	2,287	2.80%	71	2,533	2.80%
Other consumer	224	5,026	4.46%	245	5,293	4.63%	358	5,727	6.25%
Total consumer	1,627	100,976	1.61%	1,520	99,803	1.52%	1,683	95,294	1.77%
Total	4,741	$326,025	1.45%	4,581	$315,400	1.45%	4,868	$288,372	1.69%
Allowance for unfunded lending related commitments	694			682			662
Allowance for credit losses	$5,435			$5,263			$5,530

Supplemental Information
Allowance for credit losses to total loans			1.67%			1.67%			1.92%
Commercial			1.66%			1.70%			1.94%
Consumer			1.69%			1.60%			1.87%
(a)     Excludes allowances for investment securities and other financial assets, which together totaled $176 million, $162 million and $171 million at December 31, 2022, September 30, 2022 and December 31, 2021, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Details of Nonperforming Assets (Unaudited)

Table 9: Nonperforming Assets by Type

	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2022	2022	2022	2022	2021
Nonperforming loans, including TDRs
Commercial
Commercial and industrial
Service providers	$174	$223	$151	$173	$188
Retail/wholesale trade	151	158	87	59	50
Manufacturing	85	88	101	70	52
Health care	50	45	54	37	46
Real estate related (a)	50	47	59	39	64
Transportation and warehousing	27	29	30	28	18
Technology, media & telecommunications	20	20	21	36	33
Other industries	106	138	146	218	345
Total commercial and industrial	663	748	649	660	796
Commercial real estate	189	148	161	332	364
Equipment lease financing	6	7	5	6	8
Total commercial	858	903	815	998	1,168
Consumer (b)
Residential real estate	424	429	457	526	517
Home equity	526	530	556	576	596
Automobile	155	167	175	181	183
Credit card	8	6	6	8	7
Other consumer	14	33	37	9	9
Total consumer	1,127	1,165	1,231	1,300	1,312
Total nonperforming loans (c)	1,985	2,068	2,046	2,298	2,480
OREO and foreclosed assets	34	33	29	26	26
Total nonperforming assets	$2,019	$2,101	$2,075	$2,324	$2,506
Nonperforming loans to total loans	0.61%	0.66%	0.66%	0.78%	0.86%
Nonperforming assets to total loans, OREO and foreclosed assets	0.62%	0.67%	0.67%	0.79%	0.87%
Nonperforming assets to total assets	0.36%	0.38%	0.38%	0.43%	0.45%
Allowance for loan and lease losses to nonperforming loans	239%	222%	218%	198%	196%
(a)Represents loans related to customers in the real estate and construction industries.
(b)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(c)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.

Table 10: Change in Nonperforming Assets

	October 1, 2022 -	July 1, 2022 -	April 1, 2022 -	January 1, 2022 -	October 1, 2021 -
In millions	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Beginning balance	$2,101	$2,075	$2,324	$2,506	$2,559
New nonperforming assets	346	438	393	346	395
Charge-offs and valuation adjustments	(174)	(79)	(55)	(62)	(53)
Principal activity, including paydowns and payoffs	(139)	(182)	(273)	(274)	(240)
Asset sales and transfers to loans held for sale	(22)	(3)	(6)	(21)	(3)
Returned to performing status	(93)	(148)	(308)	(171)	(152)
Ending balance	$2,019	$2,101	$2,075	$2,324	$2,506

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Accruing Loans Past Due (Unaudited)

Under the CARES Act credit reporting rules, certain loans modified due to COVID-19 related hardships are not being reported as past due for the periods presented based on the contractual terms of the loan, even where borrowers may not be making payments on their loans during the modification period. Our 2021 Form 10-K included additional information on COVID-19 related loan modifications.

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2022	2022	2022	2022	2021
Commercial
Commercial and industrial	$169	$321	$99	$185	$235
Commercial real estate	19	11	28	68	46
Equipment lease financing	20	6	7	20	25
Total commercial	208	338	134	273	306
Consumer
Residential real estate
Non government insured	190	223	230	239	310
Government insured	91	75	68	66	69
Home equity	53	46	43	41	53
Automobile	106	96	102	109	146
Credit card	50	44	37	39	49
Education
Non government insured	5	6	5	5	5
Government insured	29	30	39	36	38
Other consumer	15	21	38	47	35
Total consumer	539	541	562	582	705
Total	$747	$879	$696	$855	$1,011
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.23%	0.28%	0.22%	0.29%	0.35%
Commercial	0.09%	0.16%	0.06%	0.14%	0.16%
Consumer	0.53%	0.54%	0.57%	0.61%	0.74%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited) (Continued)

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2022	2022	2022	2022	2021
Commercial
Commercial and industrial	$27	$55	$128	$64	$72
Commercial real estate	4	4	11	41	24
Equipment lease financing	4	6	4	1	2
Total commercial	35	65	143	106	98
Consumer
Residential real estate
Non government insured	54	49	53	47	78
Government insured	58	46	42	37	41
Home equity	20	16	14	16	18
Automobile	25	21	24	26	40
Credit card	35	30	25	28	33
Education
Non government insured	2	4	2	3	2
Government insured	20	22	21	21	23
Other consumer	12	15	21	26	22
Total consumer	226	203	202	204	257
Total	$261	$268	$345	$310	$355
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.08%	0.08%	0.11%	0.11%	0.12%
Commercial	0.02%	0.03%	0.07%	0.05%	0.05%
Consumer	0.22%	0.20%	0.21%	0.21%	0.27%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 90 Days or More (a)

	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2022	2022	2022	2022	2021
Commercial
Commercial and industrial	$137	$139	$138	$105	$132
Commercial real estate		5		7	1
Total commercial	137	144	138	112	133
Consumer
Residential real estate
Non government insured	32	30	20	41	59
Government insured	167	166	182	232	269
Automobile	7	6	6	8	14
Credit card	70	58	54	62	62
Education
Non government insured	2	2	2	2	2
Government insured	57	61	56	62	63
Other consumer	10	12	12	15	17
Total consumer	345	335	332	422	486
Total	$482	$479	$470	$534	$619
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.15%	0.15%	0.15%	0.18%	0.21%
Commercial	0.06%	0.07%	0.06%	0.06%	0.07%
Consumer	0.34%	0.34%	0.34%	0.44%	0.51%
Total accruing loans past due	$1,490	$1,626	$1,511	$1,699	$1,985
Commercial	$380	$547	$415	$491	$537
Consumer	$1,110	$1,079	$1,096	$1,208	$1,448
Total accruing loans past due to total loans	0.46%	0.52%	0.49%	0.58%	0.69%
Commercial	0.17%	0.25%	0.20%	0.25%	0.28%
Consumer	1.10%	1.08%	1.12%	1.26%	1.52%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12

Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers. Our customers are serviced through our branch network, ATMs, call centers, online banking and mobile channels. As a result of the BBVA acquisition, we have become a coast-to-coast retail bank. Our national expansion strategy is designed to grow customers with digitally-led banking and a thin branch network as we expand into new markets. Deposit products include checking, savings and money market accounts and certificates of deposit. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management and capital markets related products and services to mid-sized and large corporations, and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides corporations with cash and investment management services, receivables and disbursement management services, funds transfer services, international payment services and access to online/mobile information management and reporting services. Capital markets related products and services include foreign exchange, derivatives, fixed income, securities underwriting, loan syndications, mergers and acquisitions advisory and equity capital markets advisory related services. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is composed of two distinct operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families including investment and retirement planning, customized investment management, credit and cash management solutions, trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and their families which include estate, financial, tax, fiduciary and customized performance reporting through PNC Private Bank Hawthorn.
•Institutional Asset Management provides outsourced chief investment officer, custody, private real estate, cash and fixed income client solutions, retirement plan fiduciary investment services to institutional clients including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

Table 14: Period End Employees

	December 31	September 30	June 30	March 31	December 31
	2022	2022	2022	2022	2021
Full-time employees
Retail Banking	32,467	33,288	33,565	33,293	32,563
Other full-time employees	27,427	26,328	25,390	25,037	25,105
Total full-time employees	59,894	59,616	58,955	58,330	57,668
Part-time employees
Retail Banking	1,577	1,520	1,712	1,670	1,669
Other part-time employees	74	77	460	82	89
Total part-time employees	1,651	1,597	2,172	1,752	1,758
Total	61,545	61,213	61,127	60,082	59,426

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Table 15: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions	2022	2022	2022	2022	2021	2022	2021
Net Income
Retail Banking	$752	$560	$322	$340	$362	$1,974	$1,648
Corporate & Institutional Banking	982	929	1,003	956	1,334	3,870	4,324
Asset Management Group	52	90	86	102	106	330	406
Other	(258)	45	70	10	(509)	(133)	(704)
Net income excluding noncontrolling interests	$1,528	$1,624	$1,481	$1,408	$1,293	$6,041	$5,674

Revenue
Retail Banking	$3,079	$2,742	$2,410	$2,276	$2,408	$10,507	$9,002
Corporate & Institutional Banking	2,451	2,255	2,221	1,964	2,281	8,891	8,354
Asset Management Group	375	396	387	386	388	1,544	1,463
Other	(142)	156	98	66	50	178	392
Total revenue	$5,763	$5,549	$5,116	$4,692	$5,127	$21,120	$19,211
(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Table 16: Retail Banking (Unaudited) (a)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions	2022	2022	2022	2022	2021	2022	2021
Income Statement
Net interest income	$2,330	$2,017	$1,662	$1,531	$1,634	$7,540	$6,206
Noninterest income	749	725	748	745	774	2,967	2,796
Total revenue	3,079	2,742	2,410	2,276	2,408	10,507	9,002
Provision for (recapture of) credit losses	193	92	55	(81)	55	259	(101)
Noninterest expense	1,892	1,901	1,913	1,892	1,874	7,598	6,916
Pretax earnings	994	749	442	465	479	2,650	2,187
Income taxes	232	175	105	109	112	621	508
Noncontrolling interests	10	14	15	16	5	55	31
Earnings	$752	$560	$322	$340	$362	$1,974	$1,648
Average Balance Sheet
Loans held for sale	$737	$837	$957	$1,183	$1,425	$927	$1,328
Loans
Consumer
Residential real estate	$35,286	$34,465	$33,240	$31,528	$30,888	$33,643	$25,230
Home equity	24,126	23,393	22,886	22,458	22,572	23,221	22,387
Automobile	14,793	15,088	15,566	16,274	16,944	15,425	15,787
Credit card	6,882	6,684	6,508	6,401	6,513	6,620	6,182
Education	2,257	2,327	2,410	2,532	2,620	2,381	2,770
Other consumer	2,049	2,092	2,173	2,348	2,612	2,164	2,397
Total consumer	85,393	84,049	82,783	81,541	82,149	83,454	74,753
Commercial	11,181	10,881	11,044	11,610	12,844	11,177	14,321
Total loans	$96,574	$94,930	$93,827	$93,151	$94,993	$94,631	$89,074
Total assets	$115,827	$114,619	$113,068	$111,754	$113,782	$113,829	$106,331
Deposits
Noninterest-bearing	$64,031	$65,405	$65,599	$64,058	$65,510	$64,775	$57,729
Interest-bearing	195,743	198,956	202,801	201,021	197,312	199,614	184,040
Total deposits	$259,774	$264,361	$268,400	$265,079	$262,822	$264,389	$241,769
Performance Ratios
Return on average assets	2.58%	1.94%	1.14%	1.23%	1.26%	1.73%	1.55%
Noninterest income to total revenue	24%	26%	31%	33%	32%	28%	31%
Efficiency	61%	69%	79%	83%	78%	72%	77%
(a)See note (a) on page 13.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Retail Banking (Unaudited) (Continued)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions, except as noted	2022	2022	2022	2022	2021	2022	2021
Supplemental Noninterest Income Information
Asset management and brokerage	$128	$131	$135	$134	$131	$528	$465
Card and cash management	$335	$344	$351	$308	$347	$1,338	$1,281
Lending and deposit services	$172	$167	$167	$164	$157	$670	$619
Residential and commercial mortgage	$111	$38	$71	$99	$101	$319	$456
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (a)
Serviced portfolio balance (b)	$190	$170	$145	$135	$133
Serviced portfolio acquisitions	$24	$29	$15	$6	$2	$74	$44
MSR asset value (b)	$2.3	$2.1	$1.6	$1.3	$1.1
MSR capitalization value (in basis points) (b)	122	122	112	98	81
Servicing income: (in millions)
Servicing fees, net (c)	$73	$50	$36	$33	$14	$192	$34
Mortgage servicing rights valuation, net of economic hedge	$24	$(30)	$13	$2	$2	$9	$64
Residential mortgage loan statistics
Loan origination volume (in billions)	$2.1	$3.1	$4.8	$5.1	$6.6	$15.1	$24.8
Loan sale margin percentage	2.20%	1.97%	1.88%	2.45%	2.55%	2.14%	2.84%
Percentage of originations represented by:
Purchase volume (d)	88%	85%	74%	42%	38%	67%	43%
Refinance volume	12%	15%	26%	58%	62%	33%	57%
Other Information (b)
Customer-related statistics (average)
Non-teller deposit transactions (e)	65%	65%	64%	64%	64%	64%	65%
Digital consumer customers (f)	76%	78%	78%	78%	79%	78%	79%
Credit-related statistics
Nonperforming assets	$1,003	$1,027	$1,088	$1,168	$1,220
Net charge-offs - loans and leases	$108	$98	$88	$141	$124	$435	$393
Other statistics
ATMs	8,933	9,169	9,301	9,502	9,523
Branches (g)	2,518	2,527	2,535	2,591	2,629
Brokerage account client assets (in billions) (h)	$70	$67	$68	$74	$78
(a)Represents mortgage loan servicing balances for third parties and the related income.
(b)Presented as of period end, except for average customer-related statistics and net charge-offs, which are both shown for the three months and year ended, respectively.
(c)Servicing fees net of impact of decrease in MSR value due to passage of time, including the impact from both regularly scheduled loan payments, prepayments and loans that were paid down or paid off during the period.
(d)Mortgages with borrowers as part of residential real estate purchase transactions.
(e)Percentage of total consumer and business banking deposit transactions processed at an ATM or through our mobile banking application.
(f)Represents consumer checking relationships that process the majority of their transactions through non-teller channels.
(g)Reflects all branches and solution centers excluding stand-alone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(h)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions	2022	2022	2022	2022	2021	2022	2021
Income Statement
Net interest income	$1,489	$1,368	$1,253	$1,160	$1,228	$5,270	$4,571
Noninterest income	962	887	968	804	1,053	3,621	3,783
Total revenue	2,451	2,255	2,221	1,964	2,281	8,891	8,354
Provision for (recapture of) credit losses	183	150	(17)	(118)	(369)	198	(646)
Noninterest expense	990	890	934	837	975	3,651	3,479
Pretax earnings	1,278	1,215	1,304	1,245	1,675	5,042	5,521
Income taxes	291	281	298	285	337	1,155	1,183
Noncontrolling interests	5	5	3	4	4	17	14
Earnings	$982	$929	$1,003	$956	$1,334	$3,870	$4,324
Average Balance Sheet
Loans held for sale	$337	$449	$490	$628	$539	$475	$583
Loans
Commercial
Commercial and industrial	$166,176	$160,140	$153,948	$141,622	$137,079	$155,551	$126,928
Commercial real estate	34,663	33,525	32,844	32,433	33,559	33,373	31,584
Equipment lease financing	6,274	6,202	6,201	6,099	6,184	6,195	6,286
Total commercial	207,113	199,867	192,993	180,154	176,822	195,119	164,798
Consumer	8	7	14	8	12	9	13
Total loans	$207,121	$199,874	$193,007	$180,162	$176,834	$195,128	$164,811
Total assets	$234,120	$224,984	$219,513	$200,724	$198,874	$219,941	$188,470
Deposits
Noninterest-bearing	$67,340	$73,523	$81,028	$86,178	$88,023	$76,956	$79,109
Interest-bearing	79,916	71,925	65,151	68,429	72,397	71,388	72,210
Total deposits	$147,256	$145,448	$146,179	$154,607	$160,420	$148,344	$151,319
Performance Ratios
Return on average assets	1.66%	1.64%	1.83%	1.93%	2.66%	1.76%	2.29%
Noninterest income to total revenue	39%	39%	44%	41%	46%	41%	45%
Efficiency	40%	39%	42%	43%	43%	41%	42%
Other Information
Consolidated revenue from:
Treasury Management (b)	$843	$753	$659	$546	$560	$2,801	$2,169
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (c)	$15	$26	$20	$16	$42	$77	$145
Commercial mortgage loan servicing income (d)	52	66	70	68	90	256	334
Commercial mortgage servicing rights valuation, net of economic hedge	39	53	33	13	16	138	80
Total	$106	$145	$123	$97	$148	$471	$559
MSR asset value (e)	$1,113	$1,132	$988	$886	$740
Average loans by C&IB business
Corporate Banking	$113,619	$109,197	$103,595	$92,503	$87,284	$104,798	$81,069
Real Estate	48,031	45,837	44,202	43,213	44,787	45,335	42,936
Business Credit	30,087	28,930	28,246	26,535	26,065	28,461	24,047
Commercial Banking	8,683	9,008	9,459	10,045	10,924	9,294	12,054
Other	6,701	6,902	7,505	7,866	7,774	7,240	4,705
Total average loans	$207,121	$199,874	$193,007	$180,162	$176,834	$195,128	$164,811
Credit-related statistics
Nonperforming assets (e)	$761	$779	$674	$866	$1,007
Net charge-offs (recoveries) - loans and leases	$100	$33	$11	$(1)	$(1)	$143	$289
(a)See note (a) on page 13.
(b)Amounts are reported in net interest income and noninterest income.
(c)Represents commercial mortgage banking income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, origination fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(d)Represents net interest income and noninterest income from loan servicing, net of reduction in commercial mortgage servicing rights due to ammortization expense and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(e)Presented as of period end.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Table 18: Asset Management Group (Unaudited) (a)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions, except as noted	2022	2022	2022	2022	2021	2022	2021
Income Statement
Net interest income	$152	$165	$153	$138	$130	$608	$476
Noninterest income	223	231	234	248	258	936	987
Total revenue	375	396	387	386	388	1,544	1,463
Provision for (recapture of) credit losses	17	4	5	2	(15)	28	(7)
Noninterest expense	291	274	270	251	265	1,086	941
Pretax earnings	67	118	112	133	138	430	529
Income taxes	15	28	26	31	32	100	123
Earnings	$52	$90	$86	$102	$106	$330	$406
Average Balance Sheet
Loans
Consumer
Residential real estate	$8,835	$8,430	$7,835	$6,989	$6,295	$8,029	$5,033
Other consumer	4,388	4,640	4,633	4,541	4,535	4,550	4,321
Total consumer	13,223	13,070	12,468	11,530	10,830	12,579	9,354
Commercial	1,291	1,328	1,560	1,848	2,093	1,505	1,746
Total loans	$14,514	$14,398	$14,028	$13,378	$12,923	$14,084	$11,100
Total assets	$14,935	$14,820	$14,449	$13,801	$13,317	$14,505	$11,677
Deposits
Noninterest-bearing	$2,107	$2,286	$2,824	$3,458	$3,025	$2,664	$2,919
Interest-bearing	25,651	27,054	28,839	29,830	26,318	27,830	22,782
Total deposits	$27,758	$29,340	$31,663	$33,288	$29,343	$30,494	$25,701
Performance Ratios
Return on average assets	1.38%	2.41%	2.39%	3.00%	3.16%	2.28%	3.48%
Noninterest income to total revenue	59%	58%	60%	64%	66%	61%	67%
Efficiency	78%	69%	70%	65%	68%	70%	64%
Other Information
Nonperforming assets (b)	$56	$95	$114	$72	$62
Net charge-offs (recoveries) - loans and leases	$18	$(2)	$(1)	$2	$1	$17	$2
Brokerage account client assets (in billions) (b)	$4	$4	$4	$5	$5
Client Assets Under Administration (in billions) (b) (c)
Discretionary client assets under management	$173	$166	$167	$182	$192
Nondiscretionary client assets under administration	152	148	153	165	175
Total	$325	$314	$320	$347	$367
Discretionary client assets under management
PNC Private Bank	$105	$99	$103	$115	$123
Institutional Asset Management	68	67	64	67	69
Total	$173	$166	$167	$182	$192
(a)See note (a) on page 13.
(b)As of period end.
(c)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Glossary of Terms

2019 Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Adjusted average total assets – Primarily consisted of total average quarterly (or annual) assets plus/less unrealized losses (gains) on investment securities, less goodwill and certain other intangible assets (net of eligible deferred taxes).

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis – Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity Tier 1 (CET1) capital (Tailoring Rules) – Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio – Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital – Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio – Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital – Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio – Basel III Total capital divided by period-end risk-weighted assets (as applicable).

BBVA – BBVA USA Bancshares, Inc.

BBVA, S.A. – Banco Bilbao Vizcaya Argentaria, S.A.

BBVA USA – BBVA USA, the Alabama-chartered bank subsidiary of BBVA USA Bancshares, Inc.

Charge-off – Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity – Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment – Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans – Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “Special Mention,” “Substandard” or “Doubtful.”

Current Expected Credit Loss (CECL) – Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

Discretionary client assets under management – Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 19

Earning assets – Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration – A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency – Noninterest expense divided by total revenue.

Fair value – The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income – Refers to the following categories within Noninterest income: Asset management and brokerage, Capital markets and advisory, Card and cash management, Lending and deposit services, and Residential and commercial mortgage.

FICO score – A credit bureau-based industry standard score created by Fair Isaac Co. which predicts the likelihood of borrower default. We use FICO scores both in underwriting and assessing credit risk in our consumer lending portfolio. Lower FICO scores indicate likely higher risk of default, while higher FICO scores indicate likely lower risk of default. FICO scores are updated on a periodic basis.

GAAP – Accounting principles generally accepted in the United States of America.

Leverage ratio – Basel III Tier 1 capital divided by average quarterly adjusted total assets.

Nondiscretionary client assets under administration – Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets – Nonperforming assets include nonperforming loans, OREO and foreclosed assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans – Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable, including TDRs which have not returned to performing status. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage – The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets – Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Purchased credit deteriorated assets (PCD) – Acquired loans or debt securities that, at acquisition, are determined to have experienced a more-than-insignificant deterioration in credit quality since origination or issuance.

Risk-weighted assets – Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights – Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio – Basel III Tier 1 capital divided by Supplementary leverage exposure.

Taxable-equivalent interest income – The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of yields and margins for all interest-earning assets, we use interest income on a taxable-equivalent basis in calculating average yields and net interest margins by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on other taxable investments. This adjustment is not permitted under GAAP on the Consolidated Income Statement.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 20

Troubled debt restructuring (TDR) – A loan whose terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties.

Unfunded lending related commitments – Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.

Yield curve – A graph showing the relationship between the yields on financial instruments or market indices of the same credit quality with different maturities. For example, a “normal” or “positive” yield curve exists when long-term bonds have higher yields than short-term bonds. A “flat” yield curve exists when yields are the same for short-term and long-term bonds. A “steep” yield curve exists when yields on long-term bonds are significantly higher than on short-term bonds. An “inverted” or “negative” yield curve exists when short-term bonds have higher yields than long-term bonds.